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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 19, 1999



                             BOWATER INCORPORATED .
             (Exact name of registrant as specified in its charter)


Delaware                        1-8712                          62-0721803
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                     Identification
incorporation)                                                     No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (864) 271-7733



  (Former name or former address, if changed since last report): Not applicable



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Item 5.  Other Events

         The press release issued by Bowater Incorporated on May 19, 1999, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a) Financial statements of businesses acquired:

                  Not applicable.

         (b) Pro forma financial information:

                  Not applicable.

         (c) Exhibits

                  Exhibit No.              Description

                  99.1                     Press release dated May 19, 1999.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 19, 1999


BOWATER INCORPORATED
 (Registrant)

By: /s/ Wendy C. Shiba
    ------------------
Name:   Wendy C. Shiba
Title: Vice President, Secretary and Assistant General Counsel


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                                  Exhibit Index

The following exhibit is filed herewith:


Exhibit No.                         Description

99.1                                Press release dated May 19, 1999.